                                                                   Exhibit (p)


                                POWER OF ATTORNEY


Know all men by these presents:


That I, A. Gilbert Heebner, a member of the Board of Directors of MARKET STREET FUND, INC., do hereby make, constitute and appoint as my true and lawful attorney in fact, JAMES POTTER, for me and in my name, place and stead to sign the following registration statements and any and all amendments thereto on behalf of MARKET STREET FUND, INC. and file with the Securities and Exchange
Commission:


           Registration Statements under the Securities Act of 1933 and/or the Investment Company Act of 1940.


Such appointment shall remain valid and in effect for so long as I shall be a member of the Board of Directors of MARKET STREET FUND, INC. and for so long as JAMES POTTER shall be an employee of PROVIDENT MUTUAL LIFE INSURANCE COMPANY.

IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of February, 1999.



                                      /s/ A. Gilbert Heebner
                                      ----------------------
                                          A. Gilbert Heebner



Commonwealth of PENNSYLVANIA
                                     :ss
County of CHESTER

On this 18th day of February, 1999, before me personally appeared A. Gilbert Heebner, to me known and known to me to be the person mentioned and described in and who executed the foregoing instrument and he duly acknowledged to me that he executed the same.



My commission expires:                /s/ Florence M. Delaney
                                      -----------------------
                                          Notary Public

                                POWER OF ATTORNEY


Know all men by these presents:


That I, Edward Stouch, a member of the Board of Directors of MARKET STREET FUND, INC., do hereby make, constitute and appoint as my true and lawful attorney in fact, JAMES POTTER, for me and in my name, place and stead to sign the following registration statements and any and all amendments thereto on behalf of MARKET STREET FUND, INC. and file with the Securities and Exchange Commission:


           Registration Statements under the Securities Act of 1933 and/or the Investment Company Act of 1940.


Such appointment shall remain valid and in effect for so long as I shall be a member of the Board of Directors of MARKET STREET FUND, INC. and for so long as JAMES POTTER shall be an employee of PROVIDENT MUTUAL LIFE INSURANCE COMPANY.

IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of February, 1999.



                             /s/ Edward Stouch
                             -----------------
                                 Edward Stouch



Commonwealth of PENNSYLVANIA
                                    :ss
County of CHESTER

On this 18th day of February, 1999, before me personally appeared Edward Stouch, to me known and known to me to be the person mentioned and described in and who executed the foregoing instrument and he duly acknowledged to me that he executed the same.



My commission expires:       /s/ Florence M. Delaney
                             -----------------------
                                 Notary Public

                                POWER OF ATTORNEY


Know all men by these presents:


That I, LEO SLACK, a member of the Board of Directors of MARKET STREET FUND, INC., do hereby make, constitute and appoint as my true and lawful attorney in fact, JAMES POTTER, for me and in my name, place and stead to sign the following registration statements and any and all amendments thereto on behalf of MARKET STREET FUND, INC. and file with the Securities and Exchange Commission:


           Registration Statements under the Securities Act of 1933 and/or the Investment Company Act of 1940.


Such appointment shall remain valid and in effect for so long as I shall be a member of the Board of Directors of MARKET STREET FUND, INC. and for so long as JAMES POTTER shall be an employee of PROVIDENT MUTUAL LIFE INSURANCE COMPANY.

IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of February, 1999.



                                       /s/ Leo Slack
                                       -----------------
                                           LEO SLACK



State of
                              :ss
County of

On this 18th day of February, 1999, before me personally appeared LEO SLACK, to me known and known to me to be the person mentioned and described in and who executed the foregoing instrument and he duly acknowledged to me that he executed the same.



My commission expires:                 /s/ Florence M. Delaney
                                       -----------------------
                                           Notary Public

                                POWER OF ATTORNEY


Know all men by these presents:


That I, Alan Gart, a member of the Board of Directors of MARKET STREET FUND, INC., do hereby make, constitute and appoint as my true and lawful attorney in fact, JAMES POTTER, for me and in my name, place and stead to sign the following registration statements and any and all amendments thereto on behalf of MARKET STREET FUND, INC. and file with the Securities and Exchange Commission:


           Registration Statements under the Securities Act of 1933 and/or the Investment Company Act of 1940.


Such appointment shall remain valid and in effect for so long as I shall be a member of the Board of Directors of MARKET STREET FUND, INC. and for so long as JAMES POTTER shall be an employee of PROVIDENT MUTUAL LIFE INSURANCE COMPANY.

IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of February, 1999.



                                           /s/ Alan Gart
                                           -----------------
                                               Alan Gart



Commonwealth of PENNSYLVANIA
                                      :ss
County of CHESTER

On this 18th day of February, 1999, before me personally appeared Alan Gart, to me known and known to me to be the person mentioned and described in and who executed the foregoing instrument and he duly acknowledged to me that he executed the same.



My commission expires:                     /s/ Florence M. Delaney
                                           -----------------------
                                               Notary Public